Stock Incentive Plans (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Fair value of each option grant estimated on weighted-average assumptions:
Dividend yield(1)	6.28%	[1]	7.35%	[1]	6.47%	[1]
Expected volatility	34.08%		29.40%		20.50%
Risk-free interest rate	3.23%		2.33%		3.42%
Expected life (in years)	7.0		7.0		6.5
Weighted-average fair value(1)	$ 7.82	[1]	$ 4.38	[1]	$ 6.25	[1]

[1]	Certain options granted to employees in 2008 include dividend equivalent right. The fair value of options with DERs also includes the net present value of projected future dividend payments over the expected life of the option discounted at the dividend yield rate.